Exhibit 10.5

PLEDGE OF EQUITY AGREEMENT

BETWEEN

LI TAO AND OTHER INDIVIDUALS

XI’AN TECHTEAM INVESTMENT HOLDING GROUP
 COMPANY

SHENZHEN CAPITAL GROUP CO., LTD

XI’AN HONGTU CAPITAL CO., LTD

SHAANXI YUANXING SECIENCE AND TECHNOLOGY CO.,
LTD

AND

XI’AN SOFTECH CO., LTD

December 15, 2009

PLEDGE OF EQUITY AGREEMENT

This Pledge of Equity Agreement (“the Agreement”) is executed on December 15, 2009 in Xi’an by:

Pledgeors (hereinafter collectively referred to as “Party A”):

1.           Li Tao and other seventeen individuals (collectively, the “Individual Shareholders”), the specific list of the Individual Shareholders is referred herero as Exhibit A;

2.           Xi’an TechTeam Investment Holding Group Company, a limited liability company registered in Xi’an, and the registration number of its legal and valid Business License is 610131100003173;

3.           Shenzhen Capital Group Co., Ltd，a limited liability company registered in Shenzhen, and the registration number of its legal and valid Business License is 440301103269709;

4.           Xi’an Hongtu Capital Co., Ltd, a limited liability company registered in Xi’an, and the registration number of its legal and valid Business License is 610100100085399;

5.           Shaanxi Yuanxing Science and Technology Co., Ltd, a limited liability company registered in 610000100089857,;

and

Pledgee (hereinafter referred to as “Party B”):

6.           Xi’an Softech Co., Ltd, a wholly foreign-owned enterprise registered in Xi’an; and the registration number of its legal and valid Business License is 610100400006807;

Whereas,

1.            Party A consists of all of the shareholders of Xi’an Kingtone Information Technology Co., Ltd (hereinafter referred to as “Kingtone Information”), who legally hold all of the equity interest of Kingtone Information, of which the Individual Shareholders hold 61.6%, Xi’an TechTeam Investment Holding Group Company holds 25% Shenzhen Capital Group Co., Ltd holds 7.42%, Xi’an Hongtu Capital Co., Ltd holds 3.30%, Shaanxi Yuanxing Science and Technology Co., Ltd holds 2.68%, representing 100% of the capital stock of Kingtone Information.

2.            Party B is a wholly-foreign owned enterprise incorporated and existing within the territory of China in accordance with the law of the People’s Republic of China, the registration number of its legal and valid Business License is 610100400006807, and the legal registered address is 3/F of District A, the Industry Office Building, No.181 of Tai Bai Southern Road, Xi’an City, China.

3.            Xi’an Kingtone Information Technology Co., Ltd is an enterprise limited by shares which is incorporated and existing within the territory of China in accordance with the law of the People’s Republic of China, the registration number of its legal and valid Business License is 610131100001233 and the legal registered address is the third floor of District A, the Industry Office Building, No.181 of Tai Bai Southern Road, Xi’an City, China.

4.            Party B intends to acquire all of the equity interests or assets of Kingtone Information. Prior to the completion of such acquisition, Party B agrees to provide exclusive technology service to Kingtone Information. In order to protect the interests of Party B, Party A agrees to pledge the 100% of equity interest of Kingtone Information they own to Party B.

5.            Party B accepts the pledge of the equity interest by Party A.

Therefore, in accordance with applicable laws and regulations of the People’s Republic of China, the Parties hereto reach the Agreement through friendly negotiation on the principle of equality and mutual benefit and abide by.

Article 1    Guaranteed Obligations

The equity interest is being pledged to guarantee all of the rights and interests Party B is entitled to under all of the following listed agreements by and between Party A and Party B:

(a)       Entrusted Management Agreement, by and among Party A, Kingtone Information and Party B on December 15, 2009 in Xi’an;

(b)       Exclusive Technology Service Agreement, by and between Kingtone Information and Party B on December 15, 2009 in Xi’an;

(c)       Exclusive Option Agreement by and among Party A, Kingtone Information and Party B on December 15, 2009 in Xi’an; and

(d)       Shareholders’ Voting Proxy Agreement, by and between Party A and Party B on December 15, 2009 in Xi’an.

Article 2    Pledged Properties

Party A pledges, by way of first priority pledge, all of its rights, title and interest, in, to and under all or any part of:

(a)      100% of the equity interest in Kingtone Information;
(b)      100% of the registered capital (“Registered Capital”) of Kingtone Information;
(c)      all investment certificates and other documents in respect of the Registered Capital of Kingtone Information;
(d)      all money, dividends, interest and benefits at any time arising in respect of all the equity interest and Registered Capital of Kingtone Information; and
(e)      all voting rights and all other rights and benefits attaching to or accruing to the equity interest or the Registered Capital of Kingtone Information to Party B.

Article 3    Scope of Guaranteed Obligations

The scope of the guaranteed obligations is all rights and interests Party B is entitled to in accordance with all the agreements signed by and between Party A and Party B.

Article 4    Pledge Procedure and Registration

Party A shall process the registration procedures with Xi’an Administration for Industry and Commerce concerning the pledged equity interest and ensure that all other approval(s) from or registration with relevant PRC authorities is granted or duly secured.

Article 5    Transfer of Pledged Equity Interest

Party A shall not transfer any of the pledged equity interest without the prior written consent of Party B during the term of this agreement.

Article 6    Effectiveness, Modification and Termination

6.1            This Agreement shall go into effect when it is signed by the authorized representatives of the Parties with seals affixed;

6.2            Upon the effectiveness of this Agreement and unless otherwise agreed upon by the parties hereto, neither party may modify or terminate this Agreement. Any modification or termination shall be in writing after both parties’ consultations. The provisions of this Agreement remain binding on both parties prior to any written agreement on modification or termination.

Article 7    Governing Law

The execution, validity, interpretation and performance of this Agreement and the disputes resolution under this Agreement shall be governed by the laws of PRC.

Article 8    Liability for Breach of Agreement

Upon the effectiveness of this Agreement, the Parties hereto shall perform their respective obligations under the Agreement. Any failure to perform the obligations stipulated in the Agreement, in part or in whole, shall be deemed as breach of contract and the breaching party shall compensate the non-breaching party for the loss incurred as a result of the breach.

Article 9    Settlement of Dispute

The parties shall strive to settle any dispute arising from the interpretation or performance of this Agreement through friendly consultation. In case no settlement can be reached through consultation within thirty (30) days after such dispute is raised, each party can submit such matter to China International Economic and Trade Arbitration Commission in accordance with its rules then in effect. The arbitration award shall be final, conclusive and binding upon both parties.

Article 10    Severability

10.1            Any provision of this Agreement that is invalid or unenforceable due to the laws and regulations shall be ineffective without affecting in any way the remaining provisions hereof.

10.2            In the event of the foregoing paragraph, the parties hereto shall prepare supplemental agreement as soon as possible to replace the invalid provision through friendly consultation.

Article 11    Miscellaneous

11.1            The headings contained in this Agreement are for the convenience of reference only and shall not in any other way affect the interpretation of the provisions of this Agreement.

11.2            The Agreement shall be executed in twenty-five copies, both in Chinese and English. Each party holds one Chinese and one English original, and the remaining shall be kept for completing relevant procedures. Each copy shall have equal legal force, and both the English version and Chinese version shall have the same effect.

(This space intentionally left blank)

IN WITNESS HEREOF, the Parties hereof have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

PARTY A:

Li Tao

(Signature):	/s/ Li Tao

Chen Xue Tao

(Signature):	/s/ Chen Xue Tao

Wang Wan Jiao

(Signature):	/s/ Wang Wan Jiao

Wu Li

(Signature):	/s/ Wu Li

Pu Wei

(Signature):	/s/ Pu Wei

Zhang Yu Fan

(Signature):	/s/ Zhang Yu Fan

Guo Ming

(Signature):	/s/ Guo Ming

Zhang Wei

(Signature):	/s/ Zhang Wei

Li Jian Ping

(Signature):	/s/ Li Jian Ping

Qin Shu Ling

(Signature):	/s/ Qin Shu Ling

Li Jing

(Signature):	/s/ Li Jing

Zhang Xiao Ming

(Signature):	/s/ Zhang Xiao Ming

Zhang Xiao Bin

(Signature):	/s/ Zhang Xiao Bin

Wang Wei

(Signature):	/s/ Wang Wei

Zhang Peng

(Signature):	/s/ Zhang Peng

Xi Peng Guo

(Signature):	/s/ Xi Peng Guo

Chen Xian Ying

(Signature):	/s/ Chen Xian Ying

Ma Jun

(Signature):	/s/ Ma Jun

Xi’an TechTeam Investment Holding Group Company

(Seal)

Legal Representative/Authorized Representative

(Signature):	/s/ Li Tao

Shenzhen Capital Group Co., Ltd

(Seal)

Legal Representative/Authorized Representative

(Signature):	/s/ Jin Hai Tao

Xi’an Hongtu Capital Co., Ltd

(Seal)

Legal Representative/Authorized Representative

(Signature):	/s/ Xia Fu Xi

Shaanxi Yuanxing Science and Technology Co., Ltd

(Seal)

Legal Representative/Authorized Representative

(Signature):	/s/ Li Ke Chen

PARTY B: Xi’an Softech Co., Ltd

(Seal)

Legal Representative/Authorized Representative

(Signature):	/s/ Wang Wan Jiao

Exhibit A

List of Individual Shareholders

Name	ID Card Number	Share Percentage

Li Tao	610103196511281613	36.61%

Chen Xue Tao	61010319710930165X	8.93%

Wang Wan Jiao	610104198109266162	5.35%

Wu Li	610111620918202	1.09%

Pu Wei	610104196910302123	1.04%

Zhang Yu Fan	610103196508063244	0.89%

Guo Ming	610113195801080017	0.89%

Zhang Wei	610103197802122043	0.89%

Li Jian Pin	610103681102368	0.89%

Qin Shu Ling	610113195503020446	0.89%

Li Jing	420500197212035246	0.89%

Zhang Xiao Ming	610113195303102930	0.89%

Zhang Xiao Bin	612325197911180016	0.53%

Wang Wei	610627198201080055	0.38%

Zhang Peng	622101196712220017	0.36%

Xi Peng Guo	ID Card Number	0.36%

Chen Xian Ying	610103196511281613	0.36%

Ma Jun	61010319710930165X	0.36%